UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: October 12, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

              Colorado              000-23174          84-1169286
    (State or other jurisdiction   (Commission       (IRS Employer
         of incorporation)         File Number)   Identification No.)

       1415 Larimer Street, Denver, Colorado             80202
      (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999


                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press Release Announcing Company Plan to Repurchase Its Shares

Exhibits

Exhibit  99.1  Press   Release,   dated   October 12, 1999,  announcing  that
the Company may purchase up to 200,000 shares of the Company's common stock from time to time.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE QUIZNO'S CORPORATION


Date: October 13, 1999                 By:     /s/ John L. Gallivan
                                                   John L. Gallivan
                                                   Chief Financial Officer